Income Taxes	12 Months Ended
Jun. 30, 2014
Income Taxes

7. Income Taxes

The components of the (benefit) provision for income taxes are as follows:

	2014	2013
Federal: Canada
Current	$(1,388)	$276
Deferred	1,964	819

	576	1,095

Provincial: Canada
Current	94	602
Deferred	(423)	(681)

	(329)	(79)

Foreign:
Current	786	339
Deferred	(1,428)	879

	(642)	1,218

Total (benefit) provision	$(395)	$2,234

The components of income before income tax (benefit) provision for income taxes are as follows:

	2014	2013
Domestic	$196	$4,735
Foreign	826	1,368

Total	1,022	6,103

The difference between the effective rate reflected in the income tax (benefit) provision for income taxes and the amount determined by applying the Canadian statutory rate to income before income taxes for the fiscal year ended June 30, 2014 and June 30, 2013 is analyzed below:

	2014	2013
Provision for income taxes at statutory rate	$158	$946
Provincial taxes	112	671
Foreign rate differential	264	371
Canadian rate difference	168	215
Gain on bargain purchase	(1,105)	—
Permanent items	96	80
Other	(88)	(49)

	$(395)	$2,234

Deferred taxes arise because of the differences in the book and tax basis of certain assets and liabilities. Significant components of deferred tax assets and (liabilities) are as follows:

	2014	2013
Deferred tax liabilities:
Intangibles	$(25,055)	$(26,585)
Property and equipment	(52,082)	(52,184)

Total deferred tax liabilities	(77,137)	(78,769)

Deferred tax assets:
Net operating loss carry forward	21,675	26,088
Other	14,276	12,691

Total deferred tax assets	35,951	38,779
Valuation allowance	(337)	(337)

Net deferred tax assets	35,614	38,442

Net deferred tax liabilities	$(41,523)	$(40,327)

In the fourth quarter of 2014, the Company decreased goodwill and net non-current deferred income tax liabilities by $1.9 million to correct the purchase price allocation associated with the acquisition of the school bus division of Ayr Coach Lines in July 2006. This correction related to the deferred tax carryforwards that were acquired in connection with the acquisition.

It is the Company’s intention to reinvest the undistributed earning of its foreign subsidiaries and thereby indefinitely postpone their remittance. As a result, deferred income taxes have not been provided on undistributed earnings of foreign subsidiaries of the Company.

The following table summarizes the gross amounts of unrecognized tax benefits without regard to reduction in tax liabilities if such unrecognized tax benefits were settled.

	2014	2013
Balance at July 1,	$1,704	$1,704
Additions for tax position related to current year	—	—

Balance at June 30,	$1,704	$1,704

The total amount of the unrecognized tax benefits, if recognized would favorably impact the effective tax rate by $1.7 million. Not included in the amounts above are approximately $0.2 million and $0.1 million of interest and penalties for the fiscal years ended June 30, 2014 and 2013, respectively, which are included as a component of the income tax (benefit) provision on the consolidated statement of operations. All tax years starting with June 30, 2012 are currently open in the United States. All tax year starting with June 30, 2005 are currently open in Canada. The Company is currently undergoing an examination of one of its Canadian entities for the years ended June 30, 2011 and June 30, 2012. The tax positions under examination have previously established corresponding uncertain tax positions. As a result of the examination, the unrecognized tax benefits have the potential to reverse in the next year.

At June 30, 2014, the Company has available U.S. net operating loss carry forwards of approximately $46.6 million expiring in the years 2016 through 2026 and Canadian non-capital loss carry forwards of approximately $8.1 million expiring in the years 2018 through 2033. These deferred tax assets are offset by a valuation allowance of approximately $0.3 million.